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Exhibit 10.30

AMENDMENT AND CONSENT, dated as of December 9, 1999 (this "Amendment"), among Euramax International Limited (formerly Euramax International plc), a company organized under the laws of England and Wales ("Euramax"), the other Loan Parties referred to below the requisite majority of the Lenders, the Swing Loan Lender and the Issuer referred to below and Paribas (formerly, Banque Paribas), as agent (in such capacity, the "Agent") for said Lenders, the Swing Loan Lender and the Issuer, to (a) the Amended and Restated Credit Agreement, dated as of July 16, 1997, as amended (said Agreement, as so amended and as the same may be further amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", and the terms defined therein being used herein as therein defined unless otherwise defined herein), among Euramax, the other Loan Parties party thereto, the financial institutions party thereto, as lenders (the "Lenders"), the Swing Loan Lender and the Issuer referred to therein and the Agent, and (b) the other Loan Documents referred to below.

W I T N E S S E T H:

WHEREAS, the parties hereto desire that the actions permitted in connection with the Permitted Euramax Restructuring with respect to Euramax International Holdings Limited instead be permitted as to another wholly owned subsidiary of Euramax International, Inc., Broomco (1922) Limited; and

WHEREAS, the parties hereto desire to amend the Credit Agreement and the December 1999 Amendment pursuant to the terms of this Amendment to effectuate the foregoing;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1.  Amendments.  Subject to the satisfaction of the conditions precedent set forth in Section 4, (i) the Credit Agreement is hereby amended so that the definition of "Newco U.K." is deleted in its entirety and replaced with the following "`Newco U.K.' means Broomco (1922) Limited, a company organized under the laws of England and Wales." and (ii) clause (c) of the second whereas clause in the recitals to the December 1999 Amendment is amended by deleting the phrase "Euramax International Holdings Limited" and replacing it with the phrase "Broomco (1922) Limited".

SECTION 2.  Consent.  The Majority Lenders hereby consent to the consummation of Restructuring Step 3 prior to the consummation of Restrucuturing Step 2, including the failure to complete all of the Restructuring Step 2 Conditions (as defined in the December 1999 Amendment) prior to the consummation of Restrucutring Step 3.

SECTION 3.  Effectiveness.  This Amendment shall become effective on the date on which the Agent shall have executed a counterpart hereof and shall have received counterparts hereof executed by the Majority Lenders, the Swing Loan Lender and each Loan Party.

SECTION 4.  Representations and Warranties.  Each of the Loan Parties represents and warrants as to itself and each of its Subsidiaries as follows:

(a) The execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate action, and this Amendment and the Loan Documents, and the transactions contemplated hereby and thereby, do not and will not (i) require any consent or approval of the stockholders of any Loan Party or any of its Subsidiaries or any third party, other than any consents or approvals that have already been obtained and which remain in full force and effect, (ii) violate any Requirement of Law, (iii) result in a breach of or constitute a default under any Contractual Obligation to which any Loan Party or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or (iv) result in, or require, the creation or imposition of any Lien of any nature upon or with respect to any of the properties now owned or hereafter acquired by any Loan Party or any of its Subsidiaries (other than pursuant to the Loan Documents).

(b) All authorizations, consents, approvals of, licenses of, or filings or registrations with, any court or Governmental Authority, required in connection with the execution, delivery and performance by any Loan Party of this Amendment and the performance by each Loan Party of the Loan Documents, and the consummation by each Loan Party of the transactions contemplated hereby and thereby, have been obtained, given, filed or taken and are in full force and effect.

(c) This Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment and each Loan Document constitutes the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or law).

(d) There exists no judgment, order, injunction or other restraint prohibiting or imposing materially adverse conditions upon the execution, delivery and performance of this Amendment or the Loan Documents or upon the consummation of the transactions contemplated hereby or thereby.

(e) None of the transactions contemplated by this Amendment or the Loan Documents will have or could have a Material Adverse Effect, and the execution, delivery and performance of this Amendment will not and could not adversely affect the Liens of any Collateral Document.

(f) No provision of any Related Document or any other Contractual Obligation of any Loan Party would prohibit, restrict or impose any conditions on this Amendment or the Loan Documents, and no consent under any Related Document or other Contractual Obligation is required for the execution, delivery or performance of this Amendment, or the Loan Documents, or for the consummation of any of the transactions contemplated hereby, except as specifically contemplated hereby.

(g) After giving effect to this Amendment, each of the representations and warranties contained in each Loan Document are true and correct on and as of the date hereof, and no Default or Event of Default has occurred or is continuing or would result from the consummation of any transaction contemplated hereby.

SECTION 5.  Costs and Expenses.  The Loan Parties jointly and severally agree to pay (a) all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto, and (b) all costs and expenses otherwise required to be paid under Section 10.4 of the Credit Agreement.

SECTION 6.  Miscellaneous.

(a) Upon the effectiveness of this Amendment each reference in any Loan Document to "this Agreement", "hereunder", "herein", or words of like import, and each reference in any other Loan Document to such Loan Document, shall mean and be a reference to such Loan Document as amended or waived hereby.

(b) Except as specifically amended or waived hereby, each Loan Document shall remain in full force and effect and is hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders, the Issuer, the Swing Loan Lender or the Agent under any Loan Document, nor constitute a Amendment of any provision of any Loan Document.

(d) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

(e) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(f) EACH LOAN PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AMENDMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE ISSUER, ANY LENDER OR ANY LOAN PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THIS AMENDMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

EURAMAX INTERNATIONAL, INC.
By: ___________________________________________ Title:
EURAMAX INTERNATIONAL HOLDINGS LIMITED
By: ___________________________________________ Title:
EURAMAX CONTINENTAL LIMITED
By: ___________________________________________ Title:
EURAMAX INTERNATIONAL LIMITED (formerly Euramax International plc)
By: ___________________________________________ Title:
EURAMAX EUROPEAN HOLDINGS PLC
By: ___________________________________________ Title:
EURAMAX EUROPEAN HOLDINGS, B.V.
By: ___________________________________________ Title:
EURAMAX EUROPE LIMITED
By: ___________________________________________ Title:
EURAMAX NETHERLANDS B.V.
By: ___________________________________________ Title: By:

EURAMAX HOLDINGS LIMITED
By: ___________________________________________ Title:
EURAMAX EUROPE B.V.
By: ___________________________________________ Title:
ELLBEE LIMITED
By: ___________________________________________ Title:
EURAMAX COATED PRODUCTS LIMITED
By: ___________________________________________ Title:
EURAMAX COATED PRODUCTS B.V.
By: ___________________________________________ Title:

 AMERIMAX HOLDINGS, INC.
AMERIMAX FABRICATED PRODUCTS, INC.
AMERIMAX BUILDING PRODUCTS, INC.
AMERIMAX COATED PRODUCTS, INC.
RICHMOND COMPANY
AMERIMAX HOME PRODUCTS, INC. AMERIMAX LAMINATED PRODUCTS, INC.

By: ___________________________________________ Title:
FABRAL HOLDINGS, INC. (formerly, Gentek Holdings, Inc.) FABRAL, INC. (formerly, Gentek Building Products, Inc.)
By: ___________________________________________ Title:
ATLANTA METAL PRODUCTS, INC.
By: ___________________________________________ Title:

COLOR CLAD PLC
By: ___________________________________________ Title:
PARIBAS (formerly Banque Paribas), as Agent, as a Lender, as the Issuer and as Swing Loan Lender
By: ___________________________________________ Title:
By: ___________________________________________ Title:
BANKBOSTON, N.A., as a Lender
By: ___________________________________________ Title:
SUNTRUST BANK, ATLANTA, as a Lender
By: ___________________________________________ Title:
BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC., as a Lender
By: ___________________________________________ Title:
By: ___________________________________________ Title:
LASALLE BANK NATIONAL ASSOCIATION, as a Lender
By: ___________________________________________ Title:
WACHOVIA BANK, N.A., as a Lender
By: ___________________________________________ Title:
BANK ONE, NA, as a Lender
By: ___________________________________________ Title:

PPM AMERICA, INC., as attorney in fact, on behalf of Jackson National Life Insurance Company, as a Lender
By: ___________________________________________ Title:
DE NATIONALE INVESTERINGS BANK N.V., as a Lender
By: ___________________________________________ Title:
By: ___________________________________________ Title:
FLEET NATIONAL BANK, as a Lender
By: ___________________________________________ Title:

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